UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 26, 2017
EATON CORPORATION plc (Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual General Meeting of Shareholders, the Company’s shareholders approved amendments to Eaton’s Articles of Association, each of which became effective April 26, 2017. The amendments (i) implement proxy access and (ii) clarify how business is properly requested by a shareholder to be brought before an annual general meeting and how shareholders may nominate persons for election as Directors at an annual general meeting.

The amendments to Eaton’s Articles of Association are described in the Proxy Statement. The descriptions of the amendments to Eaton’s Articles of Association are qualified in their entirety by reference to the full text of the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3(ii) to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 26, 2017, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2017 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 - Electing the twelve director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2018 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Craig Arnold	328,128,890	17,362,965	2,433,700	46,212,752
Todd M. Bluedorn	290,009,597	56,674,363	1,241,595	46,212,752
Christopher M. Connor	338,210,558	8,544,286	1,170,711	46,212,752
Michael J. Critelli	337,684,116	8,980,902	1,260,537	46,212,752
Richard H. Fearon	321,616,151	25,258,453	1,050,951	46,212,752
Charles E. Golden	339,450,724	7,183,917	1,290,914	46,212,752
Arthur E. Johnson	341,154,442	5,555,030	1,216,083	46,212,752
Deborah L. McCoy	339,388,244	7,608,522	928,789	46,212,752
Gregory R. Page	337,886,523	8,742,494	1,296,538	46,212,752
Sandra Pianalto	345,076,821	1,875,848	972,886	46,212,752
Gerald B. Smith	344,532,568	2,131,088	1,261,899	46,212,752
Dorothy C. Thompson	345,338,254	1,548,972	1,038,329	46,212,752

Item 2 - Amendment of the Company’s Articles of Association to implement proxy access.

For	Against	Abstain	Broker Non-Votes
341,538,868	4,956,042	1,430,645	46,212,752

Item 3 - Amendment of the Company’s Articles of Association regarding bringing shareholder business and making director nominations at an annual general meeting.

For	Against	Abstain	Broker Non-Votes
344,124,610	2,564,825	1,236,120	46,212,752

Item 4 - Appointment of Ernst & Young LLP as independent auditor for 2017 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
382,405,255	10,906,366	826,686

Item 5 - Advisory approval of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
326,813,408	18,092,827	3,019,320	46,212,752

Item 6 - Advisory recommendation of whether a shareholder vote to approve the compensation of our named executive officers should be held every one, two or three years.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
313,576,707	1,917,009	31,081,453	1,350,386	46,212,752

Item 7 - Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
383,114,353	8,899,670	2,124,284

Item 8 - Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
375,660,243	15,119,324	3,358,740

Item 9 - Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
381,464,229	10,098,403	2,575,675

(d) The Board has determined, in light of the vote at the 2017 Annual General Meeting, to adopt a one-year frequency for the shareholder vote on the compensation of its executives as set forth in its proxy statement each year until the next required vote on such frequency.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3 (ii)    Amended and Restated Memorandum and Articles of Association of Eaton Corporation plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: May 1, 2017	By:	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary